Exhibit 99.1

EXECUTION VERSION

AMENDMENT TO CREDIT AGREEMENT

This AMENDMENT TO CREDIT AGREEMENT, dated as of November 30, 2017 (this “Amendment”), is entered into by and among BRIGHT HORIZONS FAMILY SOLUTIONS LLC, a Delaware limited liability company (the “Borrower”), BRIGHT HORIZONS CAPITAL CORP., a Delaware corporation (“Holdings”), the Loan Parties who have delivered signature pages hereto, JPMORGAN CHASE BANK, N.A. (“JPMCB”), as administrative agent (in such capacity, the “Administrative Agent”), L/C Issuer and an assignee Lender under Sections 2(b) and 3(b) below, and the Lenders referred to below who have delivered signature pages hereto, amends the Credit Agreement, dated as of January 30, 2013, by and among the Borrower, Holdings, JPMCB, as Administrative Agent and L/C Issuer, the lenders party thereto (the “Existing Lenders”) and the other parties party thereto from time to time (as amended and restated as of November 7, 2016, as amended by the Amendment Agreement, dated as of May 8, 2017, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, (a) the Existing Term Lenders (as defined below) have made Term B Loans to the Borrower and (b) the Existing Revolving Lenders (as defined below) have made Revolving Credit Loans and have made the Revolving Credit Commitments to the Borrower;

WHEREAS, the Borrower, the Consenting Lenders (as defined below), which collectively constitute the Required Lenders, the Required Facility Lenders in respect of the Term B Loans, and the Required Revolving Lenders, desire to amend the Credit Agreement to provide for (a) the reduction of the Applicable Rate applicable to the Term B Loans and the Revolving Credit Loans and (b) the modification of certain other terms and conditions of the Credit Agreement, in each case, on the terms and subject to the conditions set forth herein;

WHEREAS, (a) each Lender (each, an “Existing Term Lender”) holding outstanding Term B Loans immediately prior to the Amendment Effective Date (as defined below) (“Existing Term Loans”) that executes and delivers a signature page to this Amendment as a “Consenting Term Lender” (each, a “Consenting Term Lender”) and (b) each Lender (each, an “Existing Revolving Lender”; the Existing Term Lenders and the Existing Revolving Lenders, collectively, the “Existing Lenders” and each an “Existing Lender”) holding outstanding Revolving Credit Commitments (“Existing Revolving Credit Commitments”) and/or Revolving Credit Loans (“Existing Revolving Credit Loans”) immediately prior to the Amendment Effective Date that executes and delivers a signature page to this Amendment as a “Consenting Revolving Lender” (each, a “Consenting Revolving Lender”; the Consenting Term Lenders and the Consenting Revolving Lenders, collectively, the “Consenting Lenders” and each a “Consenting Lender”), at or prior to, in the case of the Existing Term Lenders, 5:00 p.m., New York City time, on November 15, 2017 and in the case of the Existing Revolving Lenders, 5:00 p.m., New York City time, on November 17, 2017 (the “Delivery Time”), in each case will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment Effective Date. Each Existing Term Lender that is not a Consenting Term Lender (each, a “Non-Consenting Term Lender”) will be deemed not to have agreed to this Amendment as it applies to the Existing Term Loans held by such Non-Consenting Term Lender, and will be subject to the mandatory assignment provisions of Section 3.07 of the Credit Agreement upon the effectiveness of this Amendment on the Amendment Effective Date with respect to its Term B Loans (it being understood that the interests, rights and obligations of the Non-Consenting Term Lenders under the Loan Documents with respect to Existing

Term Loans will be assumed by (a) certain Consenting Lenders and (b) certain financial institutions that are not Existing Term Lenders and that are a party hereto as a “New Term Lender” (if any) (each, a “New Term Lender”), in each case in accordance with Section 3.07 of the Credit Agreement and Section 2 hereof). Each Existing Revolving Lender that is not a Consenting Revolving Lender (each, a “Non-Consenting Revolving Lender”) will be deemed not to have agreed to this Amendment as it applies to the Existing Revolving Credit Loans and Existing Revolving Credit Commitments held by such Non-Consenting Revolving Lender, and will be subject to the mandatory assignment provisions of Section 3.07 of the Credit Agreement upon the effectiveness of this Amendment on the Amendment Effective Date with respect to its Revolving Credit Loans and Revolving Credit Commitments (it being understood that the interests, rights and obligations of the Non-Consenting Revolving Lenders under the Loan Documents with respect to Revolving Credit Loans and Revolving Credit Commitments will be assumed by (a) certain Consenting Revolving Lenders and (b) certain financial institutions that are not Existing Revolving Lenders and that are a party hereto as a “New Revolving Lender” (each, a “New Revolving Lender” and, together with the New Term Lenders, the “New Lenders”), in each case in accordance with Section 3.07 of the Credit Agreement and Section 3 hereof);

WHEREAS, with respect to this Amendment, JPMCB, Barclays Bank PLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated have been appointed to act as joint lead arrangers and joint bookrunners (collectively, the “Arrangers”).

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the parties hereto agree as follows:

SECTION 1.    Rules of Interpretation. The rules of interpretation set forth in Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2.    Concerning the Term B Lenders and the Term B Loans.

(a)    Subject to the terms and conditions set forth herein, on the Amendment Effective Date, (i) each New Term Lender shall become, and each Consenting Term Lender shall continue to be, a “Term B Lender”, a “Term Lender” and a “Lender” under the Credit Agreement and (ii) each New Term Lender shall have, and each Consenting Term Lender shall continue to have, all the rights and obligations of a “Term B Lender”, a “Term Lender” and a “Lender” holding a Term B Loan under the Credit Agreement. Each Consenting Term Lender agrees that no amounts shall be due under Section 3.05 of the Credit Agreement as a result of the transactions contemplated by this Amendment.

(b)    Pursuant to Section 3.07 of the Credit Agreement, on the Amendment Effective Date, (i) each Non-Consenting Term Lender shall be deemed to have assigned all its Existing Term Loans and (ii) each Consenting Term Lender that will be allocated an aggregate principal amount of Term B Loans as of the Amendment Effective Date that is less than the aggregate principal amount of the Existing Term Loans of such Consenting Term Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Term Lender by the Administrative Agent prior to the date hereof) shall be deemed to have assigned the portion of its Existing Term Loans in excess of such allocated amount, in each case together with all its interests, rights (other than its existing rights to payments pursuant to Section 3.07 of the Credit Agreement) and obligations under the Loan Documents in respect thereof, to JPMCB, as assignee, at a purchase price equal to the principal amount of such Existing Term Loans being assigned, as the case may be (the “Term Loan Purchase Price”). Upon (i) payment to a

Non-Consenting Term Lender of (w) the Term Loan Purchase Price with respect to its Term B Loans so assigned, (x) accrued and unpaid interest on such Term B Loans through but excluding the Amendment Effective Date and (y) any amounts that such Non-Consenting Term Lender may be owed pursuant to Section 3.05 of the Credit Agreement in respect of such Term B Loans, which, in the case of clause (w) shall be paid by JPMCB, as assignee, and in the case of clauses (x) and (y) shall be paid by the Borrower and (ii) the satisfaction or waiver of the conditions set forth in Section 3.07 of the Credit Agreement (but without the requirement of any further action on the part of such Non-Consenting Revolving Lender, the Borrower or the Administrative Agent), such Non-Consenting Term Lender shall cease to be a party to the Credit Agreement in its capacity as a Term B Lender.

(c)    Subject to the terms and conditions set forth herein, on the Amendment Effective Date, each Consenting Term Lender, if any, set forth on Schedule I hereto and each New Term Lender, if any, set forth on Schedule I hereto agrees to assume from JPMCB, for a purchase price equal to par, Term B Loans, as applicable, having an aggregate principal amount equal to the amount disclosed to such Consenting Term Lender or such New Term Lender by the Administrative Agent prior to the date hereof.

(d)    Each New Term Lender, if any, by delivering its signature page to this Amendment and assuming Term B Loans in accordance with Section 2(c) hereof, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lender on the Amendment Effective Date.

(e)    Each of the parties hereto (i) agrees that this Amendment shall constitute the Assignment and Assumption for the assignments being made hereunder pursuant to clauses (b) and (c) of this Section 2 and (ii) waives the requirements under Section 3.07 (A) for the Non-Consenting Term Lender to execute and deliver this Amendment, (B) to provide five (5) Business Day’s prior written notice to the Lenders and the Administrative Agent of such assignments and (C) to deliver the executed signature page of the assignee to such Non-Consenting Term Lenders five (5) Business Days prior to the deemed assignment.

SECTION 3.    Concerning the Revolving Credit Lenders, the Revolving Credit Commitments and the Revolving Credit Loans.

(a)    Subject to the terms and conditions set forth herein, on the Amendment Effective Date, (i) each New Revolving Lender shall become, and each Consenting Revolving Lender shall continue to be, a “Revolving Credit Lender” and a “Lender” under the Credit Agreement and (ii) each New Revolving Lender shall have, and each Consenting Revolving Lender shall continue to have, all the rights and obligations of a “Revolving Credit Lender” and a “Lender” holding a Revolving Credit Commitment and Revolving Credit Loans outstanding from time to time under the Credit Agreement and the other Loan Documents. Each Consenting Revolving Lender agrees that no amounts shall be due under Section 3.05 of the Credit Agreement as a result of the transactions contemplated by this Amendment.

(b)    Pursuant to Section 3.07 of the Credit Agreement, on the Amendment Effective Date, (i) each Non-Consenting Revolving Lender shall be deemed to have assigned, delegated and transferred its Existing Revolving Credit Commitments and its Existing Revolving Credit Loans, as applicable, including any participations in L/C Obligations and (ii) each Consenting Revolving Lender that will be allocated an aggregate amount of the Revolving Credit Commitments as of the Amendment Effective Date that is less than the aggregate amount of Revolving Credit Commitments of such Consenting Revolving Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Revolving Lender by the Administrative Agent prior to the date hereof) shall be deemed to have assigned, delegated and transferred the portion of its Revolving Credit Commitments in excess of such allocated amount (together with a proportionate principal amount of the Revolving Credit Loans and participations in L/C Obligations of such Consenting Revolving Lender), in each case together with all its interests, rights (other than its existing rights to payments pursuant to Section 3.07 of the Credit Agreement) and obligations under the Loan Documents in respect thereof, to JPMCB, as assignee, and, in the case of its Existing Revolving Credit Loans and participations in L/C Obligations being assigned, at a purchase price equal to par (the “Revolving Loan Purchase Price”). Upon (i) payment to a Non-Consenting Revolving Lender of (x) the Revolving Loan Purchase Price with respect to its Revolving Credit Loans and participations in L/C Obligations so assigned, delegated and transferred pursuant to this paragraph (b), (y) accrued and unpaid interest and fees and other amounts owing under the Credit Agreement, in each case with respect to the Revolving Credit Commitments and Revolving Credit Loans through but excluding the Amendment Effective Date and (z) any amounts that such Non-Consenting Term Lender may be owed pursuant to Section 3.05 of the Credit Agreement in respect of such Existing Revolving Credit Loans, which, in the case of clause (x) shall be paid by JPMCB, as assignee, and in the case of clauses (y) and (z) shall be paid by the Borrower, and (ii) the satisfaction of the applicable conditions set forth in Sections 3.07 of the Credit Agreement (but without the requirement of any further action on the part of such Non-Consenting Revolving Lender, the Borrower or the Administrative Agent), such Non-Consenting Revolving Lender shall cease to be a party to the Credit Agreement in its capacity as a Revolving Credit Lender.

(c)    Subject to the terms and conditions set forth herein, on the Amendment Effective Date, (i) to the extent any Consenting Revolving Lender will be allocated an aggregate amount of the Revolving Credit Commitments as of the Amendment Effective Date that is more than the aggregate amount of the Existing Revolving Credit Commitments of such Consenting Revolving Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Revolving Lender by the Administrative Agent prior to the date hereof), each such Consenting Revolving Lender agrees to assume from JPMCB the portion of such excess amount (together with a proportionate principal amount of the Revolving Credit Loans and participations in L/C Obligations (in the case of the Revolving Credit Loans and participations in L/C Obligations, at a purchase price equal to par)) such that, immediately after such assignment and assumption, such Consenting Revolving Lender holds Revolving Credit Commitments in an amount equal to the amount set forth opposite such Consenting Revolving Lender’s name on Schedule II hereto and (ii) each New Revolving Lender, if any, set forth on Schedule II hereto agrees to assume from JPMCB Revolving Credit Commitments in an aggregate amount equal to the amount set forth opposite such New Revolving Lender’s name on Schedule II hereto (together with a proportionate principal amount of the Revolving Credit Loans and participations in L/C Obligations (in the case of the Revolving Credit Loans and participations in L/C Obligations, at a purchase price equal to par)).

(d)    Each New Revolving Lender, if any, by delivering its signature page to this Amendment on the Amendment Effective Date and assuming Revolving Credit Commitments and Revolving Credit Loans in accordance with Section 3(c) hereof, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by the Administrative Agent or any Lenders, as applicable, on the Amendment Effective Date.

(e)    Each of the parties hereto (i) agrees that this Amendment shall constitute the Assignment and Assumption for the assignments being made hereunder pursuant to clauses (b) and (c) of this Section 3 and (ii) waives the requirements under Section 3.07 (A) for the Non-Consenting Revolving Lender to execute and deliver this Amendment, (B) to provide five (5) Business Day’s prior written notice to the Lenders and the Administrative Agent of such assignments and (C) to deliver the executed signature page of the assignee to such Non-Consenting Revolving Lenders five (5) Business Days prior to the deemed assignment.

SECTION 4.    Amendments to Credit Agreement

(a)    The following defined terms shall be added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Amendment Effective Date” means the date on which the conditions specified in Section 5 of the Repricing Amendment were satisfied (or waived in accordance with the terms thereof), which date is November 30, 2017.

“Captive Insurance Subsidiary” means (i) any Subsidiary established by the Borrower for the primary purpose of insuring the businesses or properties owned or operated by the Borrower or any of its Subsidiaries or joint ventures or (ii) any Subsidiary of any such insurance subsidiary established for the same primary purpose described in clause (i) above.

“Repricing Amendment” means the Amendment to this Agreement, dated as of November 30, 2017, among Holdings, the Borrower, the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, L/C Issuer and an assignee Lender under Sections 2(b) and 3(b) thereof.

(b)    The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by:

(i)    replacing clause (a) thereof in its entirety with the text “with respect to Term B Loans, (A) for Eurocurrency Rate Loans, 2.00% and (B) for Base Rate Loans, 1.00%”;

(ii)    replacing clause (b) thereof in its entirety with the following text:

“with respect to unused Revolving Credit Commitments and the commitment fee therefor, (i) until delivery of financial statements for the first full fiscal quarter of the Borrower ending after the Refinancing Amendment Effective Date, 0.35%, and (ii) thereafter, the percentages per annum set forth in the table below, based upon the Consolidated First Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Consolidated First Lien Net Leverage Ratio	Commitment Fee for unused Revolving Credit Commitments
1	Greater than 3.00:1.00	0.35%
2	Greater than 2.00:1.00 but less than or equal to 3:00:1:00	0.30%
3	Less than or equal to 2.00:1.00	0.25%;” and

(iii)    replacing clause (c) thereof in its entirety with the following text:

“with respect to Revolving Credit Loans and Letter of Credit fees (i) prior to delivery of financial statements for the first full fiscal quarter of the Borrower ending after the Amendment Effective Date, (A) for Eurocurrency Rate Loans, 2.00%, (B) for Base Rate Loans, 1.00% and (C) for Letter of Credit fees, 2.00% and (ii) thereafter, the following percentages per annum set forth in the table below, based upon the Consolidated First Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Consolidated First Lien Net Leverage Ratio	Eurocurrency Rate for Revolving Credit Loans and Letter of Credit fees	Base Rate for Revolving Credit Loans
1	Greater than 3.00:1.00	2.00%	1.00%
2	Greater than 2.00:1.00 but less than or equal to 3.00:1.00	1.75%	0.75%
3	Equal to or less than 2.00:1.00	1.50%	0.50%”

(c)    Section 1.01 of the Credit Agreement is hereby amended by adding the following text to the end of the definition of “Base Rate”:

“If an alternate rate of interest is being used pursuant to Section 3.03(b), then the Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above and in such circumstance the Base Rate will be deemed not to be less than 0.00% per annum with respect to Revolving Credit Loans.”

(d)    Section 1.01 of the Credit Agreement is hereby amended by replacing the text “(A) Margin Stock and (B)” in clause (vi) of the definition “Excluded Assets” with the text “(A) Margin Stock, (B) Equity Interests in any Captive Insurance Subsidiary and (C)”.

(e)    Section 1.01 of the Credit Agreement is hereby amended by replacing the text “any not-for-profit Subsidiary and (i)” with the text “any not-for-profit Subsidiary, (i) any Captive Insurance Subsidiary and (j)”.

(f)    Section 2.06(a) of the Credit Agreement is hereby amended by replacing the text “Refinancing Amendment Effective Date” in the last sentence thereof with the text “Amendment Effective Date”.

(g)    Section 2.10(b) of the Credit Agreement is hereby amended by replacing the text “Refinancing Amendment Effective Date” with the text “Amendment Effective Date”.

(h)    Section 2.10(d) of the Credit Agreement is hereby amended and restated in its entirety with the following text:

“The Borrower agrees to pay on the Amendment Effective Date to each Revolving Credit Lender (as determined after giving effect to the Repricing Amendment) a closing fee in an amount equal to 0.05% of the aggregate Revolving Credit Commitments of such Revolving Credit Lender after giving effect to the Repricing Amendment. Such closing fees shall be in all respects fully earned, due and payable on the Amendment Effective Date and non-refundable and non-creditable for any reason whatsoever thereafter.”

(i)    Section 3.03 of the Credit Agreement is hereby amended by categorizing the text thereof as sub-clause (a) and adding the following text as sub-clause (b):

“If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i)(A) deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount, currency and Interest Period of such Eurocurrency Rate Loan, (B) adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan or in connection with an existing or proposed Base Rate Loan, or (C) the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan and, in each case, such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (i) have not arisen but the supervisor for the administrator of the London interbank offered rate for deposits in U.S. Dollars or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the London interbank offered rate for deposits in U.S. Dollars shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the Eurocurrency Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for U.S. Dollar denominated syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Notwithstanding anything to the contrary in Section 10.01, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date any notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Lenders have reasonably determined that such alternate rate of interest does not reflect the then prevailing market convention for determining a rate of interest for U.S. Dollar denominated syndicated loans in the United States at such time and that such Lenders have not extended loans with interest determined by reference to such alternate rate of interest in other U.S. Dollar denominated syndicated loans in the United States.

Until an alternate rate of interest shall be determined in accordance with this clause (b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this clause (b), only to the extent the London interbank offered rate for deposits in U.S. Dollars for such Interest Period is not available or published at such time on a current basis), (x) any request by the Borrower for a Eurocurrency Rate Loan pursuant to Section 2.02 shall be deemed to be a request of a Base Rate Loan and (y) any request for conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Rate Loan shall be ineffective and such Loan shall be converted to a Base Rate Loan on the last day of the Interest Period applicable thereof.”

(j)     Section 7.02(j) of the Credit Agreement is hereby amended and restated in its entirety with the following text:

“Investments in any Captive Insurance Subsidiary (including Investments made prior to the Amendment Effective Date, which Investments shall be reclassified and deemed to have been made under this clause) in an amount not to exceed (i) the capital determined by the Borrower in good faith to be prudent taking into account, among other things, the capital required under the applicable laws or regulations of the jurisdiction in which such Captive Insurance Subsidiary is formed and customary requirements under contractual obligations with third parties, plus (ii) any general corporate and overhead expenses of such Captive Insurance Company;”

(k)    Section 10.01 of the Credit Agreement is hereby amended by adding the following text to the end of such section.

“Notwithstanding anything to the contrary contained in this Section 10.01, this Agreement may be amended as provided in Section 3.03(b), without any additional consents.”

SECTION 5.    Conditions Precedent to the Effectiveness of the Amendment

(a)    This Amendment shall become effective on the date when each of the following conditions precedent shall have been satisfied or waived (the “Amendment Effective Date”):

(i)    [reserved];

(ii)    The Administrative Agent shall have received each of the following, each dated the Amendment Effective Date:

(1)    (i) this Amendment, duly executed by the Borrower, Holdings, each other Loan Party, JPMCB in its capacity as the Administrative Agent, L/C Issuer and an assignee Lender under Sections 2(b) and 3(b) hereof and the Consenting Lenders (provided that such Lenders constitute the Required Lenders, the Required Facility Lenders in respect of the Term B Loans and the Required Revolving Lenders), the New Lenders and (ii) a Term Note and/or Revolving Credit Note, executed by the Borrower in favor of each New Lender that has requested a Term Note and/or Revolving Note at least three (3) Business Days in advance of the Amendment Effective Date;

(2)    a written opinion of Ropes & Gray LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;

(3)    certificates of good standings from the applicable secretary of state of the state of organization of each Loan Party, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Amendment Effective Date; and

(4)    a certificate of a Responsible Officer of the Borrower certifying as to the matters specified in Section 6 (Representations and Warranties) and clauses (a)(iii) and (a)(iv) below;

(iii)    no Default or Event of Default shall exist or would exist after giving effect to this Amendment;

(iv)    the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(v)    the Borrower shall have paid: (i) all amounts referred to in Section 7 (Fees and Expenses) of this Amendment that have been invoiced to the Borrower at least three (3) Business Days prior to the Amendment Effective Date (or as otherwise reasonably agreed by the Borrower), and (ii) to each Consenting Revolving Lender and New Revolving Lender, the closing fee set forth in Section 2.10(d) of the Credit Agreement, as amended by Section 4(h) above; and

(vi)    the Borrower shall have provided to the Administrative Agent at least three (3) days prior to the Amendment Effective Date (or such shorter period as the Administrative Agent may agree in its sole discretion), all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, that has been requested by the Administrative Agent at least six (6) Business Days prior to the Amendment Effective Date.

The Administrative Agent shall notify the Borrower, the Existing Lenders and the New Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.

SECTION 6.    Representations and Warranties

On and as of the Amendment Effective Date, the Borrower hereby represents and warrants that (a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing, and the Credit Agreement (as amended by this Amendment) constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing and (b) no Default or Event of Default shall exist or would exist after giving effect to this Amendment.

SECTION 7.    Fees and Expenses

The Borrower shall pay (a) in accordance with the terms of Section 10.04 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, negotiation, syndication, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto) and (b) any other fees separately agreed between the Borrower and any of the Arrangers.

SECTION 8.    Effects on the Credit Agreement and the Loan Documents

(a)    As of the Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, (ii) each Person executing this Amendment in its capacity as a New Term Lender shall become a “Lender”, a “Term Lender” and a “Term B Lender” under the Credit Agreement for all purposes of the Credit Agreement and the other Loan Documents and shall be bound by the provisions of the Credit Agreement (as amended by this Amendment) as a Lender holding Term B Loans, (iii) each Person executing this Amendment in its capacity as a New Revolving Lender shall become a “Lender” and a “Revolving Credit Lender” under the Credit Agreement for all purposes of the Credit Agreement and the other Loan Documents and shall be bound by the provisions of the Credit Agreement (as amended by this Amendment) as a Lender holding Revolving Credit Commitments and Revolving Credit Loans.

(b)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)    This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any other Loan Document, all of which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.

(e)    This Amendment is a Loan Document.

SECTION 9.    Execution in Counterparts

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy, .pdf or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10.    Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

SECTION 11.    Reaffirmation

Each of Holdings, the Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Collateral Documents and the Guaranty are, and shall remain, in full force and effect immediately after giving effect to this Amendment.

SECTION 12.    Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error.

SECTION 13.    Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

SECTION 14.    Severability

In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 15.    Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns permitted by the Credit Agreement.

SECTION 16.    Waiver of Jury Trial

EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 16 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, as of the date first written above.

[Signature Pages on file with the Administrative Agent]

Schedule I

[On file with the Administrative Agent]

Schedule II

[On file with the Administrative Agent]